UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 13, 2004
                                ----------------
                                (Date of Report)

                         VENTURES-NATIONAL INCORPORATED
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                 Utah                                  000-32847                             87-0433444
     (State or other jurisdiction                     (Commission                           (IRS Employer
           of incorporation)                          File Number)                       Identification No.)

           44352 OLD WARM SPRINGS BOULEVARD, FREMONT, CALIFORNIA 94538
           -----------------------------------------------------------
                    (Address of principal executive offices)

                                 (510) 824-1200
                                 --------------
              (Registrant's telephone number, including area code)


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On January 13, 2004, the Registrant held an analyst conference call during which it discussed the Registrant's results of operations for the quarter ended November 30, 2003, summarized the history and presented an outlook for the Registrant. A copy of the script from the conference call is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)     Exhibits.

                      99.1 - January 13, 2004 Conference Call Script

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  JANUARY 13, 2004

                                            VENTURES-NATIONAL INCORPORATED

                                            By: /S/ ANDREW GLASHOW
                                               ----------------------------
                                               Name:  Andrew Glashow
                                               Title:    President